                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C.  20549

                            ------------------------


                                   FORM  8 - K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report  (Date of earliest event reported):  May 9, 1997


                              Data I/O Corporation
             (Exact name of registrant as specified in its charter)


                                   Washington
                 (State of other jurisdiction of incorporation)


                 0-10394                               91-0864123
        (Commission File Number)            (IRS Employer Identification No.)


  10525 Willows Road N.E., Redmond, WA                 98073-9746
(Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code:  (206) 881-6444


                                 Not Applicable
          (Former name or former address, if changed since last report)


                                Page 1 of 7 Pages
                             Exhibit Index at Page 4
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On May 9, 1997, Data I/O Corporation closed the sale of the land and building comprising its corporate headquarters in Redmond, Washington. The sale included a 10 year leaseback of the building to Data I/O Corporation, with options to renew the lease for up to an additional 10 years. The assets sold consisted of an approximately 96,000 square foot building on approximately 79 acres.

The selling price of approximately $13.8 million was determined based on arms-length negotiations between the Company and the buyer. Data I/O will realize approximately $12 million in cash after payment of transaction fees and taxes. The sale represents an overall pre-tax gain to the company of approximately $5.5 million. Of this amount, approximately $2 million will be recognized immediately, with the remainder to be amortized over the initial ten-year lease term.

The buyer is CarrAmerica Realty Corporation, a national real estate company. There is no relationship between the buyer and Data I/O Corporation, other than the leaseback agreement wherein Data I/O will lease the corporate headquarters building from CarrAmerica.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

( c )  EXHIBITS

2.1 Purchase and Sale Agreement dated as of July 9, 1996 (Relating to the sale of Data I/O Corporation's headquarters property in Redmond, Washington consisting of approximately 79 acres of land and an approximately 96,000 square foot building.) (Confidential treatment has been requested for certain portions of this exhibit) (Incorporated by reference to Exhibit 10.32 of the Company's 1996 Annual Report on Form 10K (File No. 0-10394)).

2.2 Letter dated as of December 20, 1996, First Amendment and extension of the Closing Date under that certain Purchase and Sale Agreement dated as of July 9, 1996. (Confidential treatment has been requested for certain portions of this exhibit) (Incorporated by reference to Exhibit
         10.33 of the Company's 1996 Annual Report on Form 10K (File No. 0-10394)).

2.3 Letter dated as of February 17, 1997, Second Amendment and extension of the Closing Date under that certain Purchase and Sale Agreement dated as of July 9, 1996. (Confidential treatment has been requested for certain portions of this exhibit) (Incorporated by reference to Exhibit
         10.34 of the Company's 1996 Annual Report on Form 10K (File No. 0-10394)).

99.1     Press release dated May 13, 1997.


                                     Page 2
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SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         Data I/O Corporation


May 13, 1997             By  /s/Alan J. Beauchamp
                            ------------------------------------------
                         Alan J. Beauchamp
                         Vice President - Finance and Administration
                         Chief Financial Officer
                         Secretary and Treasurer


                                     Page 3
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EXHIBIT INDEX
Data I/O Corporation
Current Report on Form 8 - K


Description of Exhibit                                                  Page No.
--------------------------------------------------------------------------------
2.1       Purchase and Sale Agreement dated as of July 9, 1996
          (Relating to the sale of Data I/O Corporation's headquarters property in Redmond, Washington consisting of approximately
          79 acres of land and an approximately 96,000 square foot
          building.) (Confidential treatment has been requested for
          certain portions of this exhibit) (Incorporated by reference to Exhibit 10.32 of the Company's 1996 Annual Report on Form
          10K (File No. 0-10394)).                                          N/A

2.2       Letter dated as of December 20, 1996, First Amendment and
          extension of the Closing Date under that certain Purchase
          and Sale Agreement dated as of July 9, 1996. (Confidential treatment has been requested for certain portions of this
          exhibit) (Incorporated by reference to Exhibit 10.33 of the
          Company's 1996 Annual Report on Form 10K (File No. 0-
          10394)).                                                          N/A

2.3       Letter dated as of February 17, 1997, Second Amendment and extension of the Closing Date under that certain Purchase
          and Sale Agreement dated as of July 9, 1996. (Confidential treatment has been requested for certain portions of this
          exhibit) (Incorporated by reference to Exhibit 10.34 of the
          Company's 1996 Annual Report on Form 10K
          (File No. 0-10394)).                                               N/A

99.1      Press release dated May 13, 1997.                                    5


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